UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

________________

FORM 8-K

CURRENT REPORT,

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: April 12, 2000

CHYRON CORPORATION

(Exact Name of Registrant as Specified in Charter)

New York	1-9014	11-2117385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5 Hub Drive
Melville, New York	11747
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (631) 845-2000

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Item 5. Other Events and Exhibits

Pursuant to Rule 135c promulgated under the Securities Act of 1933, as amended, the Registrant files, under cover of this 8-K, the text of a public notice released by the Registrant on April 10, 2000. The text of such notice can be found as an exhibit attached hereto.

Exhibits	Description

1	Press Release of the Registrant, dated April 10, 2000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CHYRON CORPORATION

By:	/s/ Dawn R. Johnston
Name:	Dawn R. Johnston
Title:	Senior Vice President and Chief Financial Officer

Date: April 12, 2000